 CONFIDENTIAL INFORMATION ON PAGE 4, APPENDICES A AND C HAS BEEN OMITTED AND
      FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION




                       MOTOROLA CONFIDENTIAL PROPRIETARY

                           TECHNOLOGY ASSET AGREEMENT

THIS AGREEMENT is effective as of the 1st day of December, 1995, by and between Motorola, Inc., a Delaware corporation having an office at 1303 East Algonquin Road, Schaumburg, IL 60196 U.S.A., (hereinafter called "MOTOROLA"), and PageMart Wireless, Inc., its successors, subsidiaries, and affiliates, including, but not limited to PageMart, Inc. and PageMart PCS, Inc. (hereinafter collectively called "PAGEMART").

WHEREAS, PAGEMART owns and has or may have intellectual property assets (set forth below in Section 1.2 through Section 1.3) relating to advanced messaging and paging technology in various countries of the world; and

WHEREAS, MOTOROLA has an interest in acquiring all PAGEMART's rights and ownership in certain of PAGEMART's intellectual property assets owned or controlled by PAGEMART;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set out herein and other good and valuable consideration, the, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1 - DEFINITIONS

1.1 The PURCHASE AGREEMENT means that certain agreement by and between PAGEMART and MOTOROLA being concurrently executed with this Agreement detailing the purchasing commitments by PAGEMART with respect to one-way and two-way infrastructure equipment and two-way wireless subscriber equipment.

1.2 The PAGEMART PATENTS means any PAGEMART owned or controlled patents or pending patent applications including all world-wide: divisions, continuations, continuations-in-part, reissues, renewals, and extensions thereof, any counterparts claiming priority therefrom or the benefit of the filing date thereto, a list of which is attached hereto and marked Appendix A. Additionally, PAGEMART PATENTS shall further mean and include inventions conceived before January 1, 1997 by employees (of PAGEMART) or others under an obligation to assign to PAGEMART. Additionally, PAGEMART PATENTS means or includes the PAGEMART INVENTION INFORMATION (defined below).

1.3 PAGEMART INVENTION INFORMATION means all notes, reports, analysis, designs, schematics, processes, data, and like information owned, controlled, or created by PAGEMART relating to the PAGEMART PATENTS.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

Such PAGEMART INVENTION INFORMATION may be attached herein as Appendix B.

1.4 AFFILIATE of a party means any legal entity whose majority or controlling ownership interest representing the right to vote for or manage the affairs of the entity is, during the term of this Agreement, owned or controlled (but only so long as such ownership or control exists), directly or indirectly, by that party. For the purpose of this definition, "control" means the right to vote 50% or more of the shares or other securities of a U.S. corporation or other U.S. entity or the right to vote 20% or more of the shares or other securities of a foreign corporation or other foreign entity.

1.4.1 In the event that PAGEMART chooses to reduce their "control" in a foreign corporation or other foreign entity below the 20% voting rights described in sec.1.4, MOTOROLA agrees to negotiate a license agreement in good faith with the new controlling party with respect to its loss of any rights due to PAGEMART's loss of "control".

1.5 EFFECTIVE DATE is December 1, 1995.

Section 2 - RELEASES

2.1 PAGEMART hereby releases, acquits and forever discharges MOTOROLA (and MOTOROLA's AFFILIATEs as of the EFFECTIVE DATE of this Agreement) from any and all claims or liability for infringement or alleged infringement of THE PAGEMART PATENTS by the fielding of any products or services, or acts in preparation of providing products or services, prior to the EFFECTIVE DATE of this Agreement.

2.2 PAGEMART hereby agrees to dismiss with prejudice the pending lawsuit against MobileMedia (Case No. 3-95CV1048-P, In the US District Court for the Northeastern District of Texas, Dallas Division) relating to infringement of U.S. Patent No. 5,239,671. PAGEMART further releases all rights to bring further suit against MOTOROLA or any third party based on infringement of the PAGEMART PATENTS.

Section 3 - GRANTS AND OBLIGATIONS

3.1 PAGEMART, for itself and on behalf of its AFFILIATEs, heirs, successors, or assigns, hereby assigns to MOTOROLA all right, title, and interest to the PAGEMART PATENTS as evidenced by the assignment documents of Appendix C and other assignment documents that are

                       MOTOROLA CONFIDENTIAL PROPRIETARY

reasonably required or requested by MOTOROLA from time to time that may be further recorded by MOTOROLA.

3.2 MOTOROLA, for itself and on behalf of its AFFILIATEs, heirs, successors, or assigns, hereby grants to PAGEMART and its AFFILIATES, a perpetual, fully paid, non-exclusive, non-transferable, non-sublicensable right-to-use and sell services license under the PAGEMART PATENTS (assigned to MOTOROLA under Section
3). AFFILIATEs of PAGEMART are licensed under this section so long as they meet the requirements of Section 1.4.

3.3 PAGEMART, for itself and on behalf of its AFFILIATEs, heirs, successors, or assigns, hereby assigns to MOTOROLA all right and title in all other patentable subject matter now known or later discovered as being conceived before January 1, 1997 and agrees to execute such documents to transfer such rights in the PAGEMART PATENTS to MOTOROLA and/or to aid in MOTOROLA's registration, maintenance, or perfection of such rights. PAGEMART shall pay for all reasonable expenses incurred in obtaining for MOTOROLA the appropriate assignment signatures from Roger D. Linquist, Malcolm M. Lorang, any PAGEMART employees, or any others who are under obligation to assign to PAGEMART the PAGEMART PATENTS. Expenses that may be incurred beyond obtaining assignment signatures described above (such as consulting fees to Mr. Lorang and Mr. Lindquist, if required) will be paid by MOTOROLA.

3.4 PAGEMART shall have a continuing obligation to notify or report to MOTOROLA regarding all information concerning all patents issued, pending patent applications filed, or inventions conceived by employees (of PAGEMART) or others under an obligation to assign to PAGEMART before January 1, 1997.

3.5 For the term of five (5) years from the EFFECTIVE DATE of this AGREEMENT, PAGEMART grants to MOTOROLA the right to inspect at MOTOROLA's expense all of PAGEMART's INVENTION INFORMATION relating to the conception of inventions (conceived before January 1, 1997) to determine whether such inventions shall be included as one of the PAGEMART PATENTS, provided that MOTOROLA gives PAGEMART 30 days prior written notice of their intent to inspect.

3.5.1 MOTOROLA's right to inspect PAGEMART's INVENTION INFORMATION is limited to three (3) inspections every twelve-month period.

3.5.2 MOTOROLA shall treat PAGEMART's INVENTION INFORMATION and other PAGEMART information received pursuant to Section 3.5.1 which is identified by PAGEMART as proprietary ("IDENTIFIED PROPRIETARY INFORMATION") as proprietary information and agrees for a period of five

       CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM SECTION 4.3 BELOW


                      MOTOROLA CONFIDENTIAL PROPRIETARY

years from receipt of the INVENTION INFORMATION or the IDENTIFIED PROPRIETARY INFORMATION not to divulge any PAGEMART INVENTION INFORMATION or the IDENTIFIED PROPRIETARY INFORMATION it receives from PAGEMART to any other person, firm, or corporation without prior written consent from PAGEMART and shall use the same degree of care to avoid disclosure of such information as MOTOROLA employs with respect to its own proprietary information of like importance. This provision does not apply to PAGEMART's INVENTION INFORMATION that becomes the subject matter of a U.S. patent application filed by MOTOROLA.

3.6 PAGEMART has the right to file patent application(s) conceived by PAGEMART before January 1, 1997, which would otherwise be considered a PAGEMART PATENT assigned to MOTOROLA under this Agreement, provided that MOTOROLA is given a right of first refusal to file such patent application(s) on its own behalf and further provided that MOTOROLA receives a perpetual, fully paid, royalty-free license with the right to sublicense such patent application(s) in the event PAGEMART files patent application(s) under this paragraph. PAGEMART shall give written notice of its intent to file application(s) under this paragraph to allow MOTOROLA to determine whether to exercise its right of first refusal and MOTOROLA shall provide PAGEMART with its decision within 30 days. The requirements of paragraph 4.3 apply to any royalty revenues received by MOTOROLA under this paragraph. Patent applications filed by PAGEMART under this provision are PAGEMART property subject to MOTOROLA's rights herein.

Section 4 - PAYMENT

4.1 A portion of the consideration for the transfer of the PAGEMART PATENTS to MOTOROLA is outlined in Articles 3 and 4 of the PURCHASE AGREEMENT.

4.2 This TECHNOLOGY ASSET AGREEMENT shall survive any breach by PAGEMART of the PURCHASE AGREEMENT and shall further survive termination by MOTOROLA of the PURCHASE AGREEMENT for such breach by PAGEMART.

4.3 In the event that MOTOROLA expressly licenses the PAGEMART PATENTS to third
parties,             such gross royalty revenues             will be shared with
PAGEMART             Royalty revenue shall only include actual licensing revenue and shall exclude implied licenses.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.4 PAGEMART shall bear all costs including, but not limited to filing fees, attorney fees, and maintenance fees incurred for all issued and pending PAGEMART PATENTS (including foreign counterparts) as of the EFFECTIVE DATE. MOTOROLA shall bear costs associated with the PAGEMART PATENTS that are due (if no already incurred and paid for by PAGEMART) after the EFFECTIVE DATE.

SECTION 5 - TERM

The term of this Agreement shall be from the EFFECTIVE DATE until the expiration of the last of the PAGEMART PATENTS.

SECTION 6 - WARRANTIES, REPRESENTATIONS, & INDEMNITIES

6.1 Each party warrants that it has the requisite authority to convey the rights granted herein and that no commitments exist or shall be entertained for the duration of this Agreement which would restrict its right to grant the releases contemplated herein.

6.2         PAGEMART, warrants that:

6.2.1 PAGEMART is the owner of the full right and title to the PAGEMART PATENTS and the PAGEMART INVENTION INFORMATION, and that to PAGEMART's knowledge and belief, each of the foregoing are free and clear of all pledges, liens, or encumbrances, and that the grants herein shall be binding on its heirs, successors, and assigns.

6.2.2 There are no licensees or options to acquire licenses under the PAGEMART PATENTS as of the EFFECTIVE DATE of this Agreement except for those granted to PageMart Canada, Ltd., PageMart Latino America, S.A. de C.V., and PageMart Asia, which have been previously granted licenses or options to license the currently issued PAGEMART PATENTS. The present existence of these licenses will not be deemed to be a breach of this Agreement.

6.3 PAGEMART warrants that it will provide MOTOROLA all originals (ribbon copies) of the PAGEMART PATENTS that are issued as of the EFFECTIVE DATE or that subsequently issue.

SECTION 7 - PUBLICITY AND CONFIDENTIALITY

7.1 MOTOROLA and PAGEMART agree to issue a mutually approved press release announcing only (1) the dismissal of the MobileMedia lawsuit,

                       MOTOROLA CONFIDENTIAL PROPRIETARY

and (2) the transfer of PAGEMART PATENTS to MOTOROLA. Except as expressly granted herein, nothing in this Agreement shall be construed as conferring upon either party the right to include in advertising, packaging or other commercial activity any reference to the other party, its trademarks, trade names, service marks, or other trade identity in a manner likely to cause confusion, except that the parties shall have the right to acknowledge the existence of this Agreement.

7.2 Except as otherwise herein provided, the parties hereto shall keep the terms of this Agreement and the PURCHASE AGREEMENT confidential and shall not now or hereafter divulge any part thereof to any third party except:

7.2.1   with the prior written consent of the other party; or

7.2.2 to any governmental body having jurisdiction to request and to read the same; or

7.2.3   as otherwise may be required by law or legal processes; or

7.2.4   to legal counsel representing either party; or

7.2.5   to accountants for the preparation of required tax documents; or

7.2.5.1 to accountants for the preparation of required financial statements provided such parties agree to use best efforts to treat the content of this Agreement as confidential; or

7.2.6 to accountants, financial advisors, and their counsel provided such parties agree to treat the content of this Agreement as confidential; or

7.2.7 to regulatory agencies provided the parties hereto use their best efforts to obtain confidential treatment and further provided that the non-disclosing party is given an opportunity to review the material to be disclosed before disclosure to such regulatory agency.

7.3 PageMart and Motorola agree that the terms of this Agreement, and the terms of the PURCHASE AGREEMENT are confidential and cannot be disclosed by either party outside its respective organization without the other's written consent, except as may be required by law or for the purposes of securities offerings or financings or to establish their rights under such agreements. The parties agree, however, to work together to produce such press releases and other public announcements as are acceptable to both parties.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

SECTION 8 - MISCELLANEOUS PROVISIONS

8.1         Nothing contained in this Agreement shall be construed as:

8.1.1 imposing on either party any obligation to institute any suit or action for infringement of any patent or know-how, or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability or infringement of any patent; or

8.1.2 an obligation by either party to defend, indemnify or hold harmless the other party or its AFFILIATEs from any suits, actions or claims alleging infringement of any third party's patent or know-how, and neither party nor its AFFILIATEs shall have any liability therefor; or

8.1.3 imposing on either party any obligation to file any patent application or to secure any patent or maintain any patent in force or to seek reissue, reexamination, or an extension of any patent or trademark; or

8.1.4 an obligation on either party to enforce its patents against third parties; or

8.1.5 making either party the partner, joint venturer, agent, or employer/employee of the other. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, except as provided for herein or authorized in writing by the party to be bound.

8.1.6 granting any party a sub-license under technology or intellectual property licenses currently held by either party except for those identified for the PAGEMART PATENTS.

8.2 No express or implied waiver by either of the parties to this Agreement of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

8.3 Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto shall be subject to all laws, both present and future, of any Government having jurisdiction over either party hereto, and to orders or regulations of any such Government, or any department, agency, or court thereof, and to any contingencies resulting from acts of war, acts of public enemies, strikes, or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by

                       MOTOROLA CONFIDENTIAL PROPRIETARY

any such law, order, regulation, or contingency, but only so long as said law, order, regulation or contingency continues.

8.4 The captions used in this Agreement are for convenience only, and are not to be used in interpreting the obligations of the parties under this Agreement.

8.5 With respect to matters of contract construction and interpretation, the substantive law of the state of Illinois, United States of America shall apply. However, with respect to matters of infringement and validity of intellectual property rights, the substantive law of the nation having jurisdiction over such property or over matters affecting such intellectual property rights shall be applied.

8.6 In no event shall either party be liable to the other party by reason of breach or termination of this Agreement for any loss of prospective profits or incidental or consequential damages.

8.7 The provisions of Sections 2, 3, 4, 6, and 7 shall survive the expiration or termination of this Agreement for any cause.

8.8 If any term, clause, or provision of this Agreement shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected; and such invalid term, clause, or provision shall be deemed deleted from this Agreement.

8.9 This Agreement and the PURCHASE AGREEMENT set forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the party to be bound thereby.

8.10 MOTOROLA and PAGEMART will attempt to settle any claim or dispute arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually-acceptable mediator to be chosen by Motorola and PageMart within 45 days after written notice by one of both parties demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and Motorola and PageMart will share the costs of the mediation equally. By mutual agreement, however, Motorola and PageMart may postpone mediation until each has completed some specified but limited discovery about the dispute.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

8.10.1 The parties may also agree to replace mediation with some other form of non-binding alternative dispute resolution (ADR), such as neutral fact-finding or a minitrial.

8.10.2 Any dispute which the parties cannot resolve between them through negotiation or mediation within six months of the date of the initial demand for it by a party may then be submitted to the courts within the State of Texas for resolution. Each party agrees to submit to the jurisdiction of those courts. The use of any alternative dispute resolution procedure will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party and shall toll the statute of limitations period while the alternative dispute resolution procedure(s) are ongoing. And nothing in this paragraph will prevent either party from resorting to judicial proceedings if
(a) good faith efforts to resolve the dispute under these procedures have been unsuccessful, or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others. Motorola and Pagemart knowingly, voluntarily and intentionally waive the right each may have to a jury for any such judicial proceedings including any claim, counterclaim, setoff or defense relating in any way to this Agreement.

8.11 All notices, requests, demands, and other communications required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered or certified mail, postage prepaid and addressed as set forth below, in any post office in the United States, or sent via facsimile to the party identified below (provided that a confirmation cost is mailed within ten (10) days thereafter by registered mail or certified airmail). Either party may change its address and/or person to receive notice under this Agreement by giving written notice of the change(s) to the other party.

8.11.1     If to MOTOROLA:

                  Motorola Inc.
                  1303 East Algonquin Road
                  Schaumburg, Illinois 60196
                  Fax: (708) 576-3750
                  Attention: Vice President for Patents, Trademarks & Licensing

                  with a copy to:

                  Senior Credit Manager
                  Motorola Inc.
                  Pan American Paging Subscriber Group
                  1500 Gateway Boulevard
                  Boynton Beach, Florida 33426-8292
                  Phone: (407) 739-2991, Fax: (407) 739-8790

                       MOTOROLA CONFIDENTIAL PROPRIETARY

8.11.2       If to PAGEMART:

                  PageMart Wireless, Inc.
                  6688 N. Central Expressway
                  Dallas, Tx 75206
                  Fax: (214) 373-6676
                  Attention: Legal Department

8.11.3 The date of actual receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be. Any such notice, request, demand, or other communication shall be deemed to have been duly received fifteen (15) days after being mailed by registered or certified airmail in a postage-paid properly addressed envelope, or the date when sent via facsimile to the party intended (provided that a confirmation copy is mailed within ten (10) days thereafter by registered mail or certified airmail).

             IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed in duplicate originals by its duly authorized representative:


MOTOROLA, INC.                          PAGEMART WIRELESS, INC.

By; /s/ LARRY CARTER                         By:  /s/ G. CLAY MYERS
   ----------------------------                 ---------------------------

Title:  Corporate V. P.                      Title:  V.P. Finance & CFO
      -------------------------                    ------------------------

Date:       1/26/96                          Date:    1/26/96
      -------------------------                    ------------------------

       CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM APPENDIX A BELOW




                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   APPENDIX A

                               "PAGEMART PATENTS"

                                 ISSUED PATENTS
                           U.S. PATENT NO. 5,239,671
                           U.S. PATENT NO. 5,355,529
                           U.S. PATENT NO. 5,361,399
                           U.S. PATENT NO. 5,423,056

As of the EFFECTIVE DATE, counterparts of U.S. Patent Nos. 5,239,671, 5,361,399, and 5,423,056 were known to be filed in other countries and are also included herein.

                 ALLOWED PENDING PATENT APPLICATIONS
                 1.   U.S. PATENT APPLICATION NO.
                         Attorney Docket No.

                 2.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                 3.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                    PENDING PATENT APPLICATIONS

                 1.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                 2.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

       CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM APPENDIX A BELOW



                  MOTOROLA CONFIDENTIAL PROPRIETARY

                  3.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  4.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  5.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  6.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  7.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  8.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                  9.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                 10.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.

                 11.   U.S. PATENT APPLICATION NO.
                         Attorney Docket NO.
            (continuation of U.S. PATENT APPLICATION NO.
                         Attorney Docket No.

             INVENTIONS CONCEIVED BEFORE JANUARY 1, 1997
                                 TBD

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   APPENDIX B

                   THE PAGEMART INVENTION INFORMATION LISTING

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                   APPENDIX C

                        PATENT ASSIGNMENT AND AGREEMENT
                              FOLLOWS ON NEXT PAGE

        CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM APPENDIX C BELOW


                        PATENT ASSIGNMENT AND AGREEMENT

     For and in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, PageMart, Inc., PageMart Wireless, Inc., and PageMart PCS, Inc., (hereinafter collectively called "PAGEMART") have sold, assigned and transferred, and do hereby sell, assign and transfer effective December 1st, 1995, unto MOTOROLA, INC., a corporation of the State of Delaware, having its principal office in Schaumburg, State of Illinois, United States of America, and its successors, assigns, and legal representatives, the entire right, title and interest for the United States of America in and to certain inventions described, illustrated and claimed in numerous U.S. Patent Applications and Letters Patent of the United State of America, in particular:
U.S. PATENT NO. 5,239,671, U.S. PATENT NO. 5,355,529, U.S. PATENT NO. 5,361,399,
and U.S. PATENT NO. 5,423,056; U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        U.S. PATENT
APPLICATION NO.        U.S. PATENT APPLICATION NO.        and Attorney Docket
No.        and upon any division, extension, continuation, reexamination, or reissue thereof.

     PAGEMART hereby also sells, assigns and transfers unto MOTOROLA, INC. the entire right, title and interest in and to said inventions and Letters Patent therefor in all countries foreign to the United States of America, including all rights under any and all international conventions and treaties in respect of said inventions and said applications for Letters Patent in foreign countries that claim priority of the filing date of said Letters Patent under provisions of any and all international conventions and treaties.

     PAGEMART hereby authorizes and requests the Commissioner of Patents of the United States of America to issue Letters Patent upon any division, extension, continuation, reexamination, or reissue, to MOTOROLA, INC., for the sole use and behalf of MOTOROLA, INC., its successors, assigns and legal representatives, to the full end of the term for which said Letters Patent may be granted, the same as they would have been held and enjoyed by PAGEMART had this assignment not been made, and PAGEMART hereby authorizes and requests the equivalent authorities in foreign countries to similarly issue the patents of their respective countries to MOTOROLA, INC.

     PAGEMART agrees that, when requested, will, without charge to MOTOROLA, INC., but at its expense, sign all papers, take all rightful oaths, and do all acts which may be reasonably necessary, desirable or convenient for securing and maintaining patents for said inventions in any and all countries and for vesting title thereto in MOTOROLA, Inc., its successors, assigns and legal representatives or nominees.

     PAGEMART covenants with MOTOROLA, INC., its successors, assigns and legal representatives, that the interest and property hereby conveyed is free from all prior assignment, grant, mortgage, license or other encumbrance and is binding upon my its heirs, successors, and assigns.


                                            /s/ G. CLAY MYERS
Date: 1/26/96                           ----------------------------------
     ----------                         Print Name: G. CLAY MYERS
                                        Title: V.P. FINANCE & CFO, PAGEMART
STATE OF TEXAS

COUNTY OF TARRANT

Before me, the undersigned, a Notary Public, on this day personally appeared G. Clay Myers, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of PAGEMART, and that he/she has executed the same as the act of PAGEMART for the purposes and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and notarial seal this 26th day of January, 1996.

STEPHANIE L. MORAN
Notary Public
Commission Number ____________

My commission expires:    STEPHANIE L. MORAN
                          Notary Public, State of Texas
                          My Commission Expires 11-01-99

(SEAL)

2